                                                                Exhibit: 10.24FT

                                PROMISSORY NOTE

$2,000,000.00                                          As of 29th October, 1999
                                                               Phoenix, Arizona

         THIS NOTE is made as of the date stated above by Futech Educational Products, Inc. an Arizona corporation ("Maker") to the order of Newtech Consulting, Inc., an Arizona corporation ("Payee").

         1. Payment. For value received, Maker promises to pay to Payee or Payee's order without offset, the principal sum of Two Million Dollars ($2,000,000.00), in full, on the earlier to occur of (i) one day after the closing of Maker's Initial Public Offering (the "IPO Closing") or (ii) April 30, 1998. Interest will not be charged on outstanding principal unless the principal is not paid in full as described in the preceding sentence, in which event the principal will accrue interest calculated at ten percent (10%) per annum.

         Principal and interest are payable in lawful money of the United States of America at 2025 9th Street, Los Osos, California 93402, or at such other address as the holder hereof made from time to time designate in writing. At Maker's election, Maker may from time to time designate in writing. At Maker's election, Maker may pay the amount due under this Note by transferring to Payee Futech Stock with value equal to the amount due hereunder, valued as of the IPO Closing at the opening purchase price, payable at the IPO Closing or as soon as is practicable thereafter. The term "Futech Stock" as used herein means the publicly traded common stock of Maker (or Maker's successor), after the closing of the Initial Public Offering of said stock, subject to all of the terms and restrictions of the Initial Public Offering.

         All payments made hereunder shall be applied to interest and principal in that order. If requested by Payee or the holder of this Note at any time, Maker shall pay payments due hereunder by cash, cashier's check, or money order only, and payments in other forms may, in the holder's discretion, be refused and not accepted.

         2. Prepayment. Maker has the privilege, at any time, to prepay the whole or any part of the unpaid balance hereof without penalty or forfeiture.

         3. Interest. All interest payable pursuant to this Note shall be computed on the basis of a 360-day year. In no event shall the aggregate of the interest herein provided to be paid over the contractual term of the loan exceed the highest rate to which a borrower and lender may agree in writing under the laws of the State of Arizona.

         4. Default. If the principal due under this Note, or under any mortgage, deed of trust, security agreement, or other agreement between Maker and Payee pertaining to the indebtedness evidenced hereby shall not be paid when due, or if Maker fails to comply with all of the other terms and conditions of this Note or any instrument securing this Note, then the entire principal sum, accrued interest, and all other amounts due hereunder shall, at the option of Payee, become immediately due and payable without further notice.

         5. Collection Costs. Maker agrees to reimburse Payee for all costs and expenses, including without limitation, all reasonable attorneys' fees incurred in the enforcement or collection of this Note or any judgment obtained hereon.

         6. Waiver, Consent, Etc. Maker sureties, guarantors and endorsers hereof agree to be jointly and severally bound, severally waive any homestead or exemption rights against said debt, severally waive diligence, demand, presentment for payment, protest, protest and demand, notice of protest, notice of nonpayment, notice of default, notice of acceleration, and all other notices and demands of any kind. Maker, sureties, guarantors and endorsers hereof hereby severally consent to the extension of time for payment of this Note or any installment hereof, any modification hereof, release from liability of any maker, endorser, or any other person or entity at any time liable for the payment hereof, and the modification or release of any collateral at any time held as security for this Note, without notice and without affecting the liability of any maker, guarantor, surety or endorser. Maker further waives, to the extent permitted by law, the right to plead any and all statutes of limitations as a defense to any demand on this Note.

         Delay or failure in exercising any of Payee's rights or options hereunder shall not constitute a waiver thereof, and any waiver of any rights or options hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. By accepting payment of any sum hereunder after its due date, the holder hereof shall not waive its rights either to require prompt payment when due of all other sums hereunder or to declare a default for failure to make prompt payment. No waiver by the holder of this Note shall be effective unless it is in writing and signed by such holder.

         7. Severability. If any provision of this Note or any application of such provision shall be declared by a court of competent jurisdiction to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other application of such provision nor the balance of the provisions hereof which shall, to the fullest extent possible, remain in full force and effect, and such court shall reform such unenforceable provision so as to give maximum permissible effect to the intentions of the parties as expressed therein.

         8. Security. As security for Maker's performance under this Note, Maker hereby grants Payee a security interest in the assets transferred by Payee to Maker pursuant to that certain Agreement for Purchase and Sale of Assets, dated of even date with this Note, executed by Maker and Payee, including but not limited to the assets identified on Exhibit "A" attached hereto and hereby made a part hereof. In the event of default by Maker hereunder, Payee shall have all rights with respect to such collateral as are available to a secured party under the Uniform Commercial Code in the State of Arizona, as the same may from time to time be changed. Maker agrees to execute and deliver to Payee and pay the costs of recording financing statements evidencing this security agreement and other documents necessary or appropriate to perfect this security interest, and Maker hereby irrevocably appoints Payee as Maker's attorney-in-fact for the purpose of executing and filing said financing statements. Maker shall reimburse Payee for all reasonable costs associated with such filings.

         9. Miscellaneous. The provisions of this Note shall be binding upon Maker and Maker's personal representatives, successors and assigns, and shall inure to the benefit of Payee and Payee's successors and assigns. This Note shall be governed by and construed and enforced in accordance with the laws of the State of Arizona. The courts of the State of Arizona shall have the sole and exclusive jurisdiction and venue in any case or controversy arising under this Note or by reason of this Note. The parties agree that any litigation or arbitration arising from the interpretation or enforcement of this Note shall be only in either Maricopa County Superior Court or in the United States Federal District Court for the District of Arizona, and for this purpose each party to this Note (and each person who shall become a party) hereby expressly and irrevocably consents to the jurisdiction and venue of such courts. This Note shall be construed according to its fair meaning and neither for nor against the drafting party. Time is of the essence of this Note and each and every term and provision hereof.

         DATED the date first hereinabove written.

                                             Futech Educational Products, Inc.,
                                             an Arizona corporation


                                             By  /s/ Vincent W. Goett
                                                 ------------------------------
                                                 Vincent W. Goett, CEO

List of Exhibits:

Asset List                        "A"

                                    EXHIBIT A

                                 NEWTECH, INC.

PATENTS PENDING:

Gameboard ???                    U.S., PCT and EPO filings ???
         -----                                            -----
Race Track ???                   U.S. only ???
          -----                           -----
Printed Speakers ???             U.S. provisional stage ???
                -----                                  -----
Printed Batteries ???            U.S. provisional stage ???
                 -----                                 -----

DISCLOSURE PHASE

Calendar ???
        -----
Scroll Toy ???
          -----
Musical Chairs ???
              -----
Tri-fold gameboard ???           May be filed under a CIP with gameboard above.
                  -----
       (Bubba, School House formats) ???
                                    -----

SEARCHES PENDING

Doll House ???
          -----
Piano Keyboard ???
              -----

                                PROMISSORY NOTE

$2,000,000.00                                          As of 29th October, 199?
                                                               Phoenix, Arizona

         THIS NOTE is made as of the date stated above by Futech Educational Products, Inc. an Arizona corporation ("Maker") to the order of Newtech Consulting, Inc., an Arizona corporation ("Payee").

         1. Payment. For value received, Maker promises to pay to Payee or Payee's order, without offset, the principal sum of Two Million Dollars ($2,000,000.00), in full, on the earlier to occur of (i) one day after the closing of Maker's Initial Public Offering (the "IPO Closing"), or (ii) April 30, 1998. Interest will not be charged on outstanding principal unless the principal is not paid in full as described in the preceding sentence, in which event the principal will accrue interest calculated at ten percent (10%) per annum.

         Principal and interest are payable in lawful money of the United States of America at 2025 9th Street, Los Osos, California 93402, or at such other address as the holder hereof may from time to time designate in writing. At Maker's election, Maker may pay the amount due under this Note by transferring to Payee Futech Stock with value equal to the amount due hereunder, valued as of the IPO Closing at the opening purchase price, payable at the IPO Closing or as soon as is practicable thereafter. The term "Futech Stock" as used herein means the publicly traded common stock of Maker (or Maker's successor), after the closing of the Initial Public Offering of said stock, subject to all of the terms and restrictions of the Initial Public Offering.

         All payments made hereunder shall be applied to interest and principal in that order. If requested by Payee or the holder of this Note at any time, Maker shall pay payments due hereunder by cash, cashier's check, or money order only, and payments in other forms may, in the holder's discretion, be refused and not accepted.

         2. Prepayment. Maker has the privilege, at any time, to prepay the whole or any part of the unpaid balance hereof without penalty or forfeiture.

         3. Interest. All interest payable pursuant to this Note shall be computed on the basis of a 360-day year. In no event shall the aggregate of the interest herein provided to be paid over the contractual term of the loan exceed the highest rate to which a borrower and lender may agree in writing under the laws of the State of Arizona.

         4. Default. If the principal due under this Note, or under any mortgage, deed of trust, security agreement, or other agreement between Maker and Payee pertaining to the indebtedness evidenced hereby shall not be paid when due, or if Maker fails to comply with all of the other terms and conditions of this Note or any instrument securing this Note, then the entire principal sum, accrued interest, and all other amounts due hereunder shall, at the option of Payee, become immediately due and payable without further notice.

         5. Collection Costs. Maker agrees to reimburse Payee for all costs and expenses, including without limitation, all reasonable attorneys' fees incurred in the enforcement or collection of this Note or any judgment obtained hereon.

         6. Waiver, Consent. Etc. Maker, sureties, guarantors, and endorsers hereof agree to be jointly and severally bound, severally waive any homestead or exemption rights against said debt, severally waive diligence, demand, presentment for payment, protest, protest and demand, notice of protest, notice of nonpayment, notice of default, notice of acceleration, and all other notices and demands of any kind. Maker, sureties, guarantors and endorsers hereof hereby severally consent to the extension of time for payment of this Note or any installment hereof, any modification hereof, release from liability of any maker, endorser, or any other person or entity at any time liable for the payment hereof, and the modification or release of any collateral at any time held as security for this Note, without notice and without affecting the ability of any maker, guarantor, surety or endorser. Maker further waives, to the extent permitted by law, the right to plead any and all statutes of limitations as a defense to any demand on this Note.

         Delay or failure in exercising any of Payee's rights or options hereunder shall not constitute a waiver thereof, and any waiver of any rights or options hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. By accepting payment of any sum hereunder after its due date, the holder hereof shall not waive its rights either to require prompt payment when due of all other sums hereunder or to declare a default for failure to make prompt payment. No waiver by the holder of this Note shall be effective unless it is in writing and signed by such holder.

         7. Severability. If any provision of this Note or any application of such provision shall be declared by a court of competent jurisdiction to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other application of such provision nor the balance of the provisions hereof which shall to the fullest extent possible, remain in full force and effect, and such court shall reform such unenforceable provision so as to give maximum permissible effect to the intentions of the parties as expressed therein.

         8. Security. As security for Maker's performance under this Note, Maker hereby grants Payee a security interest in the as transferred by Payee to Maker pursuant to that certain Agreement for Purchase and Sale of Assets, dated of even date with this Note, executed by Maker and Payee, including but not limited to the assets identified on Exhibit "A"
 attached hereto and hereby made a part hereof. In the event of default by Maker hereunder Payee shall have all rights with respect to such collateral as are available to a secured party under the Uniform Commercial Code in the State of Arizona, as the same may from time to time be changed. Maker agrees to execute and deliver to Payee and pay the costs of recording financing statements evidencing this security agreement and other documents necessary or appropriate to perfect this security interest, and Maker hereby irrevocably appoints Payee as Maker's attorney-in-fact for the purpose of executing and filing said financing statements. Maker shall reimburse Payee for all reasonable costs associated with such filings.

         9. Miscellaneous. The provisions of this Note shall be binding upon Maker and Maker's personal representative successors and assigns, and shall inure to the benefit of Payee and Payee's successors and assigns. This Note shall be governed by and construed and enforced in accordance with the laws of the State of Arizona. The courts of the State of Arizona shall have the sole and exclusive jurisdiction and venue in any case or controversy arising under this Note or by reason of this Note. The parties agree that any litigation or arbitration arising from the interpretation or enforcement of this Note shall be only in either Maricopa County Superior Court or in the United States Federal District Court for the District of Arizona, and for this purpose each party to this Note (and each person who shall become a party) hereby expressly and irrevocably consents to the jurisdiction and venue of such courts. This Note shall be construed according to its fair meaning and neither for nor against the drafting party. Time is of the essence of this Note and each and every term and provision hereof.

         DATED the date first hereinabove written.

                                             Futech Educational Products, Inc.,
                                             an Arizona corporation

                                             By  /s/ Vincent W. Goett
                                                 -------------------------------
                                                 Vincent W. Goett, CEO

List of Exhibits:

Asset List                         "A"

                                    EXHIBIT A

                                  NEWTECH, INC.

PATENTS PENDING:

Gameboard  S.I.M.                    U.S., PCT and EPO filings S.I.M.

Race Track S.I.M.                    U.S. only S.I.M.

Printed Speakers S.I.M.              U.S. provisional stage S.I.M.

Primed Batteries S.I.M.              U.S. provisional stage S.I.M.

DISCLOSURE PHASE

Calendar S.I.M.

Scroll Toy S.I.M.

Musical Chairs S.I.M.

Tri-fold gameboard S.I.M.         May be filed under a CIP with gameboard above.

          (Bubba, School House formats) S.I.M.

SEARCHES PENDING

Doll House S.I.M.

Piano Keyboard S.I.M.